UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

______________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 7, 2017

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TOWER INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

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Delaware	001-34903	27-3679414
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

17672 Laurel Park Drive North, Suite 400E, Livonia, Michigan	48152
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (248) 675-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Agreement

Fourth Amended and Restated Revolving Credit and Guaranty Agreement

On March 7, 2017, Tower International, Inc. (the “Company”) entered into a Fourth Amended and Restated Revolving Credit and Guaranty Agreement, dated as of March 7, 2017 (the “Amended Revolving Credit Facility Agreement”), by and among Tower Automotive Holdings USA, LLC (the “Borrower”), the Company, Tower Automotive Holdings I, LLC (“Holdco”), Tower Automotive Holdings II(a), LLC (“Foreign Holdco”), the subsidiary guarantors named therein (the “Revolver Guarantors”), the financial institutions from time to time party thereto, as Lenders, and JPMorgan Chase Bank, N.A., as an Issuing Lender, as a Swing Line Lender and as Administrative Agent (in such capacity, the “Revolver Agent”) for the Lenders.

The Amended Revolving Credit Facility Agreement amends and restates in its entirety the Third Amended and Restated Revolving Credit and Guaranty Agreement, dated as of September 17, 2014 (the “Existing Revolving Credit Facility Agreement”), by and among the Borrower, Holdco, Foreign Holdco, the subsidiary guarantors named therein, the lenders party thereto and the Revolver Agent. The Amended Revolving Credit Facility Agreement provides for a cash flow revolving credit facility (the “Amended Revolving Credit Facility”) in the aggregate amount of up to $200 million. The expiration date for the Amended Revolving Credit Facility is March 7, 2022.

Advances under the Amended Revolving Credit Facility will bear interest at an alternate base rate (which is the highest of the Prime Rate, the Federal Funds Rate plus 0.50% and the Adjusted LIBOR Rate (as each such term is defined in the Amended Revolving Credit Facility Agreement) for a one month interest period plus 1%) plus a base rate margin or LIBOR plus a Eurodollar margin. As of the date of the Amended Revolving Credit Facility Agreement, the applicable margin for LIBOR based borrowings was 2.50% per annum and the applicable margin for base rate borrowings was 1.50% per annum. Subsequent to the delivery of financial statements to the Lenders pursuant to the Amended Revolving Credit Facility Agreement, the applicable margins will be adjusted for changes in the Total Net Leverage Ratio (as defined in the Amended Revolving Credit Facility Agreement) as follows:

Total Net Leverage Ratio	Alternate Base Rate Margin	Eurodollar Margin
Less than 1.25 to 1.00	1.00%	2.00%
Greater than or equal to 1.25 to 1.00 but less than 1.75 to 1.00	1.25%	2.25%
Greater than or equal to 1.75 to 1.00 but less than 2.25 to 1.00	1.50%	2.50%
Greater than or equal to 2.25 to 1.00	1.75%	2.75%

The Amended Revolving Credit Facility is guaranteed by the Company, on an unsecured basis, and certain of the Company’s direct and indirect domestic subsidiaries, on a secured basis. The Amended Revolving Credit Facility is secured by the same assets of the Borrower and the subsidiary guarantors that secured the obligations under the Existing Revolving Credit Facility Agreement. The Borrower’s and each subsidiary guarantor’s pledge of such assets as security for the obligations under the Amended Revolving Credit Facility is evidenced by an Amended and Restated Revolving Credit Security Agreement, dated as of March 7, 2017, among the Borrower, the guarantors party thereto and the Revolver Agent (the “Revolver Security Agreement”).

The Amended Revolving Credit Facility Agreement contains customary covenants applicable to certain of the Company’s subsidiaries. The Amended Revolving Credit Facility Agreement contains financial maintenance covenant ratios requiring the Borrower and the Revolver Guarantors to maintain a ratio, as of the last day of any fiscal quarter, of (i) consolidated adjusted EBITDA to consolidated interest charges, each as defined in the Amended Revolving Credit Facility Agreement, of not less than 2.75 to 1.00 on a rolling four quarter basis; and (ii) total net debt to consolidated adjusted EBITDA not to exceed 3.50 to 1.00 on a rolling four quarter basis.

The Amended Revolving Credit Facility Agreement includes customary events of default and amounts due thereunder may be accelerated upon the occurrence of an event of default.

The description of the Amended Revolving Credit Facility Agreement is qualified in its entirety by reference to the full text of the Amended Revolving Credit Facility Agreement, which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein. The description of the Revolver Security Agreement is qualified in its entirety by reference to the full text of the Revolver Security Agreement, which is attached hereto as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Third Refinancing Term Loan Amendment

On April 23, 2013, the Company entered into a Term Loan and Guaranty Agreement, dated as of April 23, 2013 (as amended pursuant to a First Refinancing Term Loan Amendment, dated as of July 29, 2013 and a Second Refinancing Term Loan Amendment and Additional Term Loan Amendment dated as of January 31, 2014, the “Term Loan Agreement”) by and among the Borrower, the Company, Holdco, Foreign Holdco and certain other domestic subsidiaries of the Company as guarantors, each of the financial institutions from time to time party thereto as Lenders, and Citibank, N.A., as administrative agent (in such capacity, the “Term Loan Agent”) for the Lenders, pursuant to which, among other things, the Lenders disbursed term loans to Borrower in the aggregate amount of $420 million. As of March 7, 2017, term loans in the aggregate principal amount of approximately $361.5 million were outstanding (the “Outstanding Term Loans”) under the Term Loan Agreement.

On March 7, 2017, the Term Loan Agreement was further amended pursuant to a Third Refinancing Term Loan Amendment and Amendment and Restatement Agreement, dated as of March 7, 2017 (the “Third Term Loan Amendment”, and the Term Loan Agreement as amended by the Third Term Loan Amendment, the “Amended Term Loan Agreement”), by and among the Company, the Borrower, Holdco, Foreign Holdco and certain other domestic subsidiaries of the Company as guarantors (the “Term Guarantors”), each of the financial institutions party thereto as Refinancing Term Lenders and the Term Loan Agent, pursuant to which, among other things, the Outstanding Term Loans were refinanced in full. After giving effect to the refinancing of the Outstanding Term Loans pursuant to the Third Term Loan Amendment, there are term loans in the aggregate principal amount of $361.5 million outstanding under the Amended Term Loan Agreement.

Additionally, the interest rate margins applicable to term loans disbursed under the Amended Term Loan Agreement were lowered by 25 basis points to 1.75% in the case of term loans bearing interest at the alternate base rate and to 2.75% in the case of term loans bearing interest at the Adjusted LIBO Rate.

The Amended Term Loan Agreement is guaranteed by the Company, on an unsecured basis, and certain of the Company’s direct and indirect domestic subsidiaries, on a secured basis. The Amended Term Loan Agreement is secured by the same assets of Borrower and the subsidiary guarantors that secured the obligations under the Term Loan Agreement. The Borrower’s and each subsidiary guarantor’s pledge of such assets as security for the obligations under the Amended Term Loan Agreement is evidenced by an Amended and Restated Term Loan Security Agreement, dated as of March 7, 2017, among the Borrower, the guarantors party thereto and the Term Loan Agent (the “Term Loan Security Agreement”).

The Amended Term Loan Agreement contains customary covenants applicable to certain of the Company’s subsidiaries. The Amended Term Loan Agreement contains financial maintenance covenant ratios requiring the Borrower and the Term Guarantors to maintain a ratio, as of the last day of any fiscal quarter, of total net debt to consolidated adjusted EBITDA not to exceed 3.75 to 1.00 on a rolling four quarter basis.

The Amended Term Loan Agreement includes customary events of default and amounts due thereunder may be accelerated upon the occurrence of an event of default.

Except as expressly modified by the Third Term Loan Amendment, the Term Loan Agreement remains in full force and effect.

The description of the Third Term Loan Amendment is qualified in its entirety by reference to the full text of the Third Term Loan Amendment, which is attached hereto as Exhibit 10.3 to this Current Report on Form 8-K and incorporated by reference herein.

The description of the Term Loan Agreement is qualified in its entirety by reference to the full text of the Term Loan Credit Agreement, which is attached hereto as Exhibit 10.4 to this Current Report on Form 8-K and incorporated by reference herein.

The description of the Term Loan Security Agreement is qualified in its entirety by reference to the full text of the Term Loan Security Agreement, which is attached hereto as Exhibit 10.5 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.

10.1	Fourth Amended and Restated Revolving Credit and Guaranty Agreement, dated as of March 7, 2017 among Tower Automotive Holdings USA, LLC, Tower International, Inc., Tower Automotive Holdings I, LLC, Tower Automotive Holdings II(a), LLC, the Subsidiary Guarantors, the financial institutions from time to time party thereto, as Lenders, and JPMorgan Chase Bank, N.A., as Issuing Lender, as Swing Line Lender and as administrative agent for the Lenders
10.2	Amended and Restated Revolving Credit Security Agreement, originally dated as of September 17, 2014 and amended and restated as of March 7, 2017, among Tower Automotive Holdings USA, LLC, the Guarantors party thereto and JPMorgan Chase Bank, N.A., as agent
10.3	Third Refinancing Term Loan Amendment and Amendment and Restatement Agreement, dated as of March 7, 2017, in respect of the Term Loan and Guaranty Agreement, dated as of April 23, 2013, among Tower Automotive Holdings USA, LLC, Tower International, Inc., Tower Automotive Holdings I, LLC, Tower Automotive Holdings II(a), LLC, and the other Guarantors party thereto, the Lenders party thereto and Citibank N.A., as administrative agent
10.4	Amended and Restated Term Loan and Guaranty Agreement, originally dated as of April 23, 2013 and amended and restated as of March 7, 2017 among Tower Automotive Holdings USA, LLC, Tower International, Inc., Tower Automotive Holdings I, LLC, Tower Automotive Holdings II(a), the Subsidiary Guarantors, each of the financial institutions from time to time party thereto, as Lenders, and Citibank, N.A., as administrative agent for the Lenders
10.5	Amended and Restated Term Loan Security Agreement, originally dated as of April 23, 2013 and amended and restated as of March 7, 2017 among Tower Automotive Holdings USA, LLC , the Guarantors party thereto and Citibank, N.A., as agent

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWER INTERNATIONAL, INC.

By:	/s/ James C. Gouin
Name:	James C. Gouin
Title:	Chief Executive Officer

Dated: March 10, 2017

EXHIBIT INDEX

Exhibit No.

10.1	Fourth Amended and Restated Revolving Credit and Guaranty Agreement, dated as of March 7, 2017 among Tower Automotive Holdings USA, LLC, Tower International, Inc., Tower Automotive Holdings I, LLC, Tower Automotive Holdings II(a), LLC, the Subsidiary Guarantors, the financial institutions from time to time party thereto, as Lenders, and JPMorgan Chase Bank, N.A., as Issuing Lender, as Swing Line Lender and as administrative agent for the Lenders
10.2	Amended and Restated Revolving Credit Security Agreement, originally dated as of September 17, 2014 and amended and restated as of March 7, 2017, among Tower Automotive Holdings USA, LLC, the Guarantors party thereto and JPMorgan Chase Bank, N.A., as agent
10.3	Third Refinancing Term Loan Amendment and Amendment and Restatement Agreement, dated as of March 7, 2017, in respect of the Term Loan and Guaranty Agreement, dated as of April 23, 2013, among Tower Automotive Holdings USA, LLC, Tower International, Inc., Tower Automotive Holdings I, LLC, Tower Automotive Holdings II(a), LLC, and the other Guarantors party thereto, the Lenders party thereto and Citibank N.A., as administrative agent
10.4	Amended and Restated Term Loan and Guaranty Agreement, originally dated as of April 23, 2013 and amended and restated as of March 7, 2017 among Tower Automotive Holdings USA, LLC, Tower International, Inc., Tower Automotive Holdings I, LLC, Tower Automotive Holdings II(a), the Subsidiary Guarantors, each of the financial institutions from time to time party thereto, as Lenders, and Citibank, N.A., as administrative agent for the Lenders
10.5	Amended and Restated Term Loan Security Agreement, originally dated as of April 23, 2013 and amended and restated as of March 7, 2017 among Tower Automotive Holdings USA, LLC , the Guarantors party thereto and Citibank, N.A., as agent

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